                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                  -------------------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)           September 15, 1998
                                                    ----------------------------


The Money Store Residential Trust 1998-I and the Originators as listed below under a Pooling and Servicing Agreement dated as of February 28, 1998 providing for the issuance of The Money Store Residential Loan Certificates, Series 1998-I


                               TMS Mortgage Inc.
                         The Money Store Home Equity Corp.
                         The Money Store/ Minnesota Inc.
                         The Money Store/ Kentucky Inc.
                         The Money Store/ D.C. Inc.
                         --------------------------
            (Exact name of registrant as specified in its charter)


New Jersey                                                    Applied For
----------                                                    -----------

State or other          (Commission                    (IRS Employer
jurisdiction of         File Number)                   ID Number)
incorporation)


2840 Morris Avenue, Union, New Jersey 07083
------------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                                (908) 686-2000
                                                    --------------

                                     n/a
---------------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5          Other Events
                ------------


         Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the September 15, 1998 Remittance Date.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                               THE MONEY STORE INC.


                                               By: /s/ Harry Puglisi
                                              --------------------------
                                                        Harry Puglisi
                                                         Treasurer




             Dated:          09/30/98

                                   Schedule A

                              List of Originators
                              -------------------

                            Residential Trust 1998-I
                            ------------------------


                         The Money Store/Minnesota Inc.
                            The Money Store/D.C. Inc.
                         The Money Store/ Kentucky Inc.
                        The Money Store Home Equity Corp.
                                TMS Mortgage Inc.

                             SERVICER'S CERTIFICATE

     IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28,1998, THE MONEY STORE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO THE RESIDENTIAL TRUST 1998-I FOR THE SEPTEMBER 10, 1998 DETERMINATION DATE.

1.  AGGREGATE AMOUNT RECEIVED                                                                 $4,088,952.90


    LESS: SERVICE FEE                                                                             38,964.11
          CONTINGENCY FEE                                                                         38,964.11
          OTHER SERVICER FEES (Late Charges / Escrow)                                             21,743.58
          UNREIMBURSED MONTHLY ADVANCES                                                                0.00
                                                                                        -------------------

                                                                                                  99,671.80
    PLUS: MONTHLY ADVANCE - INCLUDING
             COMPENSATING INTEREST                                                                     0.00
          PRE-FUNDING ACCOUNT TRANSFER                                                                 0.00
          CAPITALIZED INTEREST ACCOUNT TRANSFER                                                        0.00
                                                                                        -------------------

                                                                                                       0.00
    AMOUNT WITHDRAWN FROM THE CERTIFICATE
    ACCOUNT PURSUANT TO SECTION 6.01(b)(vi)                                                            0.00

                                                                                        -------------------
    AVAILABLE REMITTANCE AMOUNT (I-2)                                                          3,989,281.10
                                                                                        ===================


2.  (A) CLASS A-1 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                                  40,773,822.09

    (B) CLASS A-2 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                                  19,745,000.00

    (C) CLASS A-3 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                                  29,277,000.00

    (D) CLASS A-4 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                                  23,496,000.00

    (E) CLASS A-5 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                                  17,989,000.00

    (F) CLASS M-1 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                                  22,500,000.00

    (G) CLASS M-2 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                                  19,000,000.00

    (H) CLASS B PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                                  13,500,000.00

3.  PRINCIPAL DISTRIBUTION AMOUNTS:
    CLASS A-1                                                                                  2,924,159.18
    CLASS A-2                                                                                          0.00
    CLASS A-3                                                                                          0.00
    CLASS A-4                                                                                          0.00
    CLASS A-5                                                                                          0.00
    CLASS M-1                                                                                          0.00
    CLASS M-2                                                                                          0.00
    CLASS B                                                                                            0.00

  TOTAL  PRINCIPAL DISTRIBUTION AMOUNT:                                                        2,924,159.18


4.  (A) CLASS A INTEREST SHORTFALL CARRYFORWARD AMOUNT                                                              0.00
        CLASS M INTEREST SHORTFALL CARRYFORWARD AMOUNT                                                              0.00
        CLASS B INTEREST SHORTFALL CARRYFORWARD AMOUNT                                                              0.00
        AGGREGATE INTEREST SHORTFALL CARRYFORWARD AMOUNT                                                            0.00

    (B) CLASS A REALIZED LOSS AMOUNT                                                                                0.00
        CLASS M REALIZED LOSS AMOUNT                                                                                0.00
        CLASS B REALIZED LOSS AMOUNT                                                                                0.00
        AGGREGATE REALIZED LOSS AMOUNT                                                                              0.00

5.  AVAILABLE MAXIMUM SUBORDINATION AMOUNT                                                                  7,604,173.00

6.  PRINCIPAL PREPAYMENT RECEIVED DURING
    THE DUE PERIOD
    AMOUNT                                                                                                  1,241,314.34
    # OF LOANS                                                                                                       106

7.  AMOUNT OF CURTAILMENTS RECEIVED DURING
    THE DUE PERIOD                                                                                            177,789.36

8.  AMOUNT OF EXCESS AND MONTHLY PAYMENTS
    IN RESPECT OF PRINCIPAL RECEIVED DURING
    THE DUE PERIOD                                                                                            480,761.75

9.  AMOUNT OF INTEREST RECEIVED                                                                             2,166,547.86

10. (A)  AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
         THE DETERMINATION DATE
         MONTHLY ADVANCE TO BE DEPOSITED IN THE CERTIFICATE
         ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)                                                                  0.00

    (B)  AMOUNT OF COMPENSATING INTEREST                                                                          240.10

11. DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT L)

12. AMOUNT OF REALIZED LOSSES DURING
    THE DUE PERIOD                                                                                            141,625.62

13. CLASS A-1 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                                    217,630.28
      (B) PRINCIPAL DISTRIBUTION AMOUNT                                 2,924,159.18
      (C) CARRY FORWARD AMOUNT                                                  0.00
      (D) MONTHLY ADVANCE                                                       0.00

      TOTAL CLASS A-1 REMITTANCE AMOUNT                                                                     3,141,789.46

    CLASS A-2 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                                    102,015.83
      (B) PRINCIPAL DISTRIBUTION AMOUNT                                         0.00
      (C) CARRY FORWARD AMOUNT                                                  0.00
      (D) MONTHLY ADVANCE                                                       0.00

      TOTAL CLASS A-2 REMITTANCE AMOUNT                                                                       102,015.83

    CLASS A-3 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                                    151,630.46
      (B) PRINCIPAL DISTRIBUTION AMOUNT                                         0.00
      (C) CARRY FORWARD AMOUNT                                                  0.00
      (D) MONTHLY ADVANCE                                                       0.00

      TOTAL CLASS A-3 REMITTANCE AMOUNT                                                                       151,630.46


      CLASS A-4 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                         127,563.70
         (B) PRINCIPAL DISTRIBUTION AMOUNT                              0.00
         (C) CARRY FORWARD AMOUNT                                       0.00
         (D) MONTHLY ADVANCE                                            0.00

         TOTAL CLASS A-4 REMITTANCE AMOUNT                                                 127,563.70

      CLASS A-5 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                         107,484.28
         (B) PRINCIPAL DISTRIBUTION AMOUNT                              0.00
         (C) CARRY FORWARD AMOUNT                                       0.00
         (D) MONTHLY ADVANCE                                            0.00

         TOTAL CLASS A-5 REMITTANCE AMOUNT                                                 107,484.28

      CLASS A REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                         706,324.55
         (B) PRINCIPAL DISTRIBUTION AMOUNT                      2,924,159.18
         (C) CARRY FORWARD AMOUNT                                       0.00
         (D) MONTHLY ADVANCE                                            0.00

         TOTAL CLASS A REMITTANCE AMOUNT                                                 3,630,483.73

      CLASS M-1 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                         136,312.50
         (B) PRINCIPAL DISTRIBUTION AMOUNT                              0.00
         (C) CARRY FORWARD AMOUNT                                       0.00
         (D) MONTHLY ADVANCE                                            0.00

         TOTAL CLASS M-1 REMITTANCE AMOUNT                                                 136,312.50

      CLASS M-2 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                         118,670.83
         (B) PRINCIPAL DISTRIBUTION AMOUNT                              0.00
         (C) CARRY FORWARD AMOUNT                                       0.00
         (D) MONTHLY ADVANCE                                            0.00

         TOTAL CLASS M-2 REMITTANCE AMOUNT                                                 118,670.83

      CLASS M REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                         254,983.33
         (B) PRINCIPAL DISTRIBUTION AMOUNT                              0.00
         (C) CARRY FORWARD AMOUNT                                       0.00
         (D) MONTHLY ADVANCE                                            0.00

         TOTAL CLASS M REMITTANCE AMOUNT                                                   254,983.33

      CLASS B REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                          94,500.00
         (B) PRINCIPAL DISTRIBUTION AMOUNT                              0.00
         (C) CARRY FORWARD AMOUNT                                       0.00
         (D) MONTHLY ADVANCE                                            0.00

         TOTAL CLASS B REMITTANCE AMOUNT                                                    94,500.00

   AGGREGATE REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                       1,055,807.88
         (B) PRINCIPAL DISTRIBUTION AMOUNT                      2,924,159.18
         (C) CARRY FORWARD AMOUNT                                       0.00
         (D) MONTHLY ADVANCE                                            0.00

         TOTAL REMITTANCE AMOUNT                                                         3,979,967.06

   14.   (A) REIMBURSABLE AMOUNT (I-22)                                                          0.00
         (B) GP REMITTANCE AMOUNT PAYABLE                                                        0.00


    15.  (A) CLASS A-1 PRINCIPAL BALANCE AFTER
             DISTRIBUTION TO BE MADE ON THE
             REMITTANCE DATE AND AFTER ALLOCATION
             OF REALIZED LOSSES                                                         37,849,662.91


 (B) CLASS A-2 PRINCIPAL BALANCE AFTER
     DISTRIBUTION TO BE MADE ON THE
     REMITTANCE DATE AND AFTER ALLOCATION
     OF REALIZED LOSSES                                                                    19,745,000.00

 (C) CLASS A-3 PRINCIPAL BALANCE AFTER
     DISTRIBUTION TO BE MADE ON THE
     REMITTANCE DATE AND AFTER ALLOCATION
     OF REALIZED LOSSES                                                                    29,277,000.00

 (D) CLASS A-4 PRINCIPAL BALANCE AFTER
     DISTRIBUTION TO BE MADE ON THE
     REMITTANCE DATE AND AFTER ALLOCATION
     OF REALIZED LOSSES                                                                    23,496,000.00

 (E) CLASS A-5 PRINCIPAL BALANCE AFTER
     DISTRIBUTION TO BE MADE ON THE
     REMITTANCE DATE AND AFTER ALLOCATION
     OF REALIZED LOSSES                                                                    17,989,000.00

 (F) CLASS M-1 PRINCIPAL BALANCE AFTER
     DISTRIBUTION TO BE MADE ON THE
     REMITTANCE DATE AND AFTER ALLOCATION
     OF REALIZED LOSSES                                                                    22,500,000.00

 (G) CLASS M-2 PRINCIPAL BALANCE AFTER
     DISTRIBUTIONS TO BE MADE ON THE
     REMITTANCE DATE AND AFTER ALLOCATION
     OF REALIZED LOSSES                                                                    19,000,000.00

 (H) CLASS B PRINCIPAL BALANCE AFTER
     DISTRIBUTIONS TO BE MADE ON THE
     REMITTANCE DATE AND AFTER ALLOCATION
     OF REALIZED LOSSES                                                                    13,500,000.00

 (I) TOTAL POOL PRINCIPAL BALANCE AFTER
     DISTRIBUTION TO BE MADE ON THE
     REMITTANCE DATE AND AFTER ALLOCATION
     OF REALIZED LOSSES                                                                   183,356,662.91

16. TRIGGER EVENT CALCULATION                                                        TRIGGER ACTIVATED

THE TRIGGER EVENT WILL BE IN EFFECT IF EITHER

 (1) (i) EXCEEDS 50% OF (ii)
      (i) SIXTY-DAY DELINQUENCY RATIO                      1.71%
      (ii) CLASS A CREDIT ENHANCEMENT PERCENTAGE          32.70%           5.23%             NO

 (2) BOTH (A) AND (B) OCCUR

     (A) EITHER (X) OR (Y) OCCUR
        (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
            EXCEEDS 9%     OR                              0.72%
        (Y) THE CUMULATIVE REALIZED LOSSES EXCEEDS    146,948.89            NO

     (B) EITHER (X) OR (Y) OCCUR
        (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
            EXCEEDS 15%    OR                              0.72%
        (Y) THE CUMULATIVE REALIZED LOSSES EXCEEDs    146,948.89            NO               NO

                                                                                         ----------
            IF EITHER (1) OR (2) = "YES", THEN THE TRIGGER EVENT IS ON EFFECT                NO
                                                                                         ----------


17. CUMULATIVE REALIZED LOSSES                                                                              146,948.89

18. AMOUNT BY WHICH THE FORMULA DISTRIBUTION AMOUNT
    EXCEEDS THE CLASS DISTRIBUTION AMOUNT                                                                         0.00

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                                                             38,964.11

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD                                                           38,964.11

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE                                               9,314.04

    (D) FHA PREMIUM ACCOUNT                                                                                     816.79

20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
    SERVICERS PURSUANT TO:

           (A) SECTION 5.04 (b)                                                                                   0.00
           (B) SECTION 5.04 (c)                                                                                   0.00
           (C) SECTION 5.04 (d)(ii)                                                                               0.00
           (D) SECTION 5.04 (e)                                                                                   0.00
           (E) SECTION 5.04 (f)(i)                                                                           77,928.22

21. CLASS A-1 POOL FACTOR (I-5):
    CURRENT CLASS A-1 PRINCIPAL BALANCE                                               37,849,662.91         0.69457844
    ORIGINAL CLASS A-1 PRINCIPAL BALANCE                                              54,493,000.00

    CLASS A-2 POOL FACTOR (I-5):
    CURRENT CLASS A-2 PRINCIPAL BALANCE                                               19,745,000.00         1.00000000
    ORIGINAL CLASS A-2 PRINCIPAL BALANCE                                              19,745,000.00

    CLASS A-3 POOL FACTOR (I-5):
    CURRENT CLASS A-3 PRINCIPAL BALANCE                                               29,277,000.00         1.00000000
    ORIGINAL CLASS A-3 PRINCIPAL BALANCE                                              29,277,000.00

    CLASS A-4 POOL FACTOR (I-5):
    CURRENT CLASS A-4 PRINCIPAL BALANCE                                               23,496,000.00         1.00000000
    ORIGINAL CLASS A-4 PRINCIPAL BALANCE                                              23,496,000.00

    CLASS A-5 POOL FACTOR (I-5):
    CURRENT CLASS A-5 PRINCIPAL BALANCE                                               17,989,000.00         1.00000000
    ORIGINAL CLASS A-5 PRINCIPAL BALANCE                                              17,989,000.00

    CLASS M-1 POOL FACTOR (I-5):
    CURRENT CLASS M-1 PRINCIPAL BALANCE                                               22,500,000.00         1.00000000
    ORIGINAL CLASS M-1 PRINCIPAL BALANCE                                              22,500,000.00

    CLASS M-2 POOL FACTOR (I-5):
    CURRENT CLASS M-2 PRINCIPAL BALANCE                                               19,000,000.00         1.00000000
    ORIGINAL CLASS M-2 PRINCIPAL BALANCE                                              19,000,000.00

    CLASS B POOL FACTOR (I-5):
    CURRENT CLASS B-1 PRINCIPAL BALANCE                                               13,500,000.00         1.00000000
    ORIGINAL CLASS B-2 PRINCIPAL BALANCE                                              13,500,000.00

    POOL  FACTOR:
    CURRENT POOL PRINCIPAL BALANCE                                                   183,356,662.91         0.91678331
    ORIGINAL POOL PRINCIPAL BALANCE                                                  200,000,000.00


22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE                                                       13.895%

    (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS                                         15.445%

    (C) WEIGHTED AVERAGE CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-4, CLASS
        A-5, CLASS M-1, CLASS M-2 AND CLASS B
        ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                                         6.868%
                                                                       -----------------------------------------------------------
    (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                           02/28/98           07/31/98          08/31/98
                                                                       -----------------------------------------------------------
                                                                               13.900%            13.897%           13.895%

23. (A) SENIOR PERCENTAGE                                                                             100.00%

    (B) CLASS B PERCENTAGE                                                                              0.00%

24. (A) SPREAD AMOUNT                                                                            5,909,514.18

    (B) SPECIFIED SUBORDINATED AMOUNT                                                           10,800,000.00

25. (A) CLASS A APPLIED REALIZED LOSS AMOUNT                                                             0.00
        CLASS M APPLIED REALIZED LOSS AMOUNT                                                             0.00
        CLASS B APPLIED REALIZED LOSS AMOUNT                                                             0.00

    (B) UNPAID  CLASS A REALIZED LOSS AMOUNT                                                             0.00
        UNPAID  CLASS M REALIZED LOSS AMOUNT                                                             0.00
        UNPAID  CLASS B REALIZED LOSS AMOUNT                                                             0.00

26. ACCELERATED PRINCIPAL AMOUNT FOR THE CURRENT REMITTANCE DATE                                 1,024,293.73

27. (A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
        FOR THE DUE PERIOD                                                                             816.79
    (B) AMOUNT REIMBURSABLE TO THE SERVICER AND/OR THE
        CERTIFICATE INSURER FROM THE FHA ACCOUNT PURSUANT TO 6.06(b)(i)                                200.00

28. AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
     RECEIVED DURING THE MONTH                                                                           0.00

29. THE RESERVE AMOUNT FOR THE DUE PERIOD                                                       20,000,000.00

30.CLAIMS FILED DURING THE DUE PERIOD                                                                    0.00

31. CLAIMS PAID DURING THE PERIOD                                                                        0.00

32. CLAIMS DENIED BY FHA DURING THE PERIOD                                                               0.00

33. CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD                                                  0.00

34. OTHER INFORMATION                                                                                     N/A


                                                           EXHIBIT L
                                 REMIC DELINQUENCIES AS OF -AUGUST 31, 1998

RESIDENTIAL                 OUTSTANDING
TRUST                       DOLLARS                       ACCOUNTS           RANGES           AMOUNT               NO          PCT
1998-I                         $189,266,177.09             9,874              1 TO 29 DAYS   15,718,502.67         1,082       8.30%
                                                                             30 TO 59 DAYS    1,777,309.75           133       0.94%
                                                                             60 TO 89 DAYS    1,028,781.67            96       0.54%
                                                                             90 AND OVER      2,118,144.41           178       1.12%

                                                                             FORECLOSURE         91,402.66             2       0.05%
                                                                             REO PROPERTY             0.00             0       0.00%



                                                                             TOTALS         $20,734,141.16         1,491      10.96%
                                                                                         ===========================================

RESIDENTIAL TRUST 1998-I

The following additional information, presented in dollars, pursuant to Section
6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.


SUBCLAUSE                          CLASS A-1            CLASS A-2             CLASS A-3            CLASS A-4         CLASS A-5
----------------------------  -------------------  -------------------  --------------------  ------------------  --------------
(ii)                                       748.24             1,000.00              1,000.00            1,000.00        1,000.00

(vi)                                        22.78                 0.00                  0.00                0.00            0.00

(vii)                                        3.26                 0.00                  0.00                0.00            0.00

(viii)                                       8.82                 0.00                  0.00                0.00            0.00


(xiii)     (a)                               3.99                 5.17                  5.18                5.43            5.98
           (b)                              53.66                 0.00                  0.00                0.00            0.00
           (c)                               0.00                 0.00                  0.00                0.00            0.00
           (d)                               0.00                 0.00                  0.00                0.00            0.00


(xv)                                       694.58             1,000.00              1,000.00            1,000.00        1,000.00


(xxxv)                                       0.00                 0.00                  0.00                0.00            0.00




SUBCLAUSE                          CLASS M-1            CLASS M-2             CLASS B
----------------------------  -------------------  -------------------  --------------------
(ii)                                     1,000.00             1,000.00              1,000.00

(vi)                                         0.00                 0.00                  0.00

(vii)                                        0.00                 0.00                  0.00

(viii)                                       0.00                 0.00                  0.00


(xiii)     (a)                               6.06                 6.25                  7.00
           (b)                               0.00                 0.00                  0.00
           (c)                               0.00                 0.00                  0.00
           (d)                               0.00                 0.00                  0.00


(xv)                                     1,000.00             1,000.00              1,000.00


(xxxv)                                       0.00                 0.00                  0.00